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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of report (Date of earliest event reported) July 21, 1999


                              THE HERTZ CORPORATION
             (Exact name of registrant as specified in its charter)



           Delaware                      1-7541                  13-1938568
(State or other jurisdiction of        (Commission            (I.R.S. Employer
        incorporation)                 File Number)          Identification No.)


225 Brae Boulevard, Park Ridge, New Jersey                           07656-0713
 (Address of principal executive offices)                            (Zip Code)

        Registrant's telephone number, including area code (201) 307-2000




                                 Not Applicable
         (Former name or former address, if changed since last report.)








                               Page 1 of 4 pages.
                        The Exhibit Index is on page 3 .


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Item 5.  Other Events.

     On July 21, 1999, The Hertz Corporation issued a press release with respect to the declaration of a quarterly dividend.

     A copy of such press release is attached as Exhibit 99 hereto and incorporated herein by reference.




Item 7.   Financial Statements and Exhibits.


          (c)  EXHIBITS.


               The following Exhibit is filed as part of this Report.

               (99) Press release relating to The Hertz Corporation's declaration of a quarterly dividend.






                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE HERTZ CORPORATION
                                             (Registrant)



                                        By:      /s/Richard J. Foti
                                             -----------------------------------
                                             Richard J. Foti
                                             Staff Vice President and Controller
                                             (Principal Accounting Officer)

Date:  July 23, 1999












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                                  Exhibit Index




Exhibit No.                    Description                                 Page
-----------                    -----------                                 ----

    (99)           Press release relating to The Hertz Corporation's         4
                   declaration of a quarterly dividend.












































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